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                                                                  EXHIBIT 10.59


                             PROJECT LOAN AGREEMENT
                                (GOOD SAMARITAN)



         THIS PROJECT LOAN AGREEMENT (this "Agreement") is made and entered into to be effective as of December 27, 1996, between GMAC-CM Commercial Mortgage Corporation, with offices for purposes of this Agreement at 2200 Woodcrest Place, Suite 305, Birmingham, Alabama 35209 (hereinafter referred to as "Lender"), Advocat Inc., a Delaware corporation (hereinafter referred to as "Advocat"), Diversicare Management Services Co. (the "Borrower" or "DMS"), a Tennessee corporation and wholly-owned subsidiary of Advocat, Diversicare Leasing Corp. ("DLC"), a Tennessee corporation and wholly-owned subsidiary of AFI (defined below), Advocat Ancillary Services, Inc. ("AAS"), a Tennessee corporation and wholly-owned subsidiary of the Borrower, Diversicare Canada Management Services Co., Inc. ("DCMS"), a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC, First American Health Care, Inc. ("FAHC"), an Alabama corporation and wholly-owned subsidiary of DLC, Diversicare Leasing Corp. of Alabama ("DLCA"), an Alabama corporation and wholly-owned subsidiary of DLC, Advocat Distribution Services, Inc. ("ADS"), a Tennessee corporation and wholly-owned subsidiary of DMS, and Advocat Finance, Inc. ("AFI"), a Delaware corporation and wholly-owned subsidiary of DMS (DLC, AAS, DCMS, DGP, FAHC, ADS, DLCA and AFI, together with any other subsidiaries of Advocat or of the Subsidiaries formed or acquired after the date hereof, are sometimes hereinafter referred to collectively as the "Subsidiaries"),

         1. Pursuant to the terms of a Master Commitment Letter from GMAC-CM accepted by Advocat on October 22, 1996, the Lender agreed to loan to the Borrower, Advocat, and the Subsidiaries, in accordance with the terms of such letter, sums not to exceed $40,000,000 (the "Acquisition Line");

         2. The Lender, the Borrower, Advocat, the Subsidiaries and First American National Bank, a national banking association ("First American"), have executed a certain Master Credit and Security Agreement of even date herewith setting forth some of the terms and conditions for project loan advancements under the Acquisition Line (the "Master Loan Agreement");

         3. The Borrower has requested a project loan disbursement under the Acquisition Line in the amount of $745,000.00;

         4. The Lender, the Borrower, Advocat and the Subsidiaries desire to enter into this Agreement to set forth additional terms and conditions of the $745,000.00 project loan advance under the Acquisition Line; and



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         5.      As a condition of making the above referenced loan, the
Subsidiaries and Advocat have agreed to absolutely and unconditionally guarantee the proper payment and performance of the "Guaranty Obligations" as described in the Guaranty Agreement (defined below).

         NOW, THEREFORE, it is hereby agreed as follows:

                                   ARTICLE I
                 DEFINITIONS, ACCOUNTING PRINCIPLES, UCC TERMS.

         1.1 As used in this Agreement, the following terms shall have the following meanings unless the context hereof shall otherwise indicate:

                 "ACTUAL MANAGEMENT FEES" shall mean actual management fees paid or incurred in connection with operation of the Nursing Home.

                 "ASSUMED MANAGEMENT FEES" means assumed management fees of five percent (5%) of net patient revenues of the Nursing Home (after Medicaid and Medicare contractual adjustments).

                 "COLLATERAL" means, collectively, the Property, Improvements, Equipment, Rents, Accounts, General Intangibles, Instruments, Inventory, Money, Permits (to the full extent assignable), Reimbursement Contracts, and all Proceeds, all whether now owned or hereafter acquired, and including replacements, additions, accessions, substitutions, and products thereof and thereto, and all other property which is or hereafter may become subject to a Lien in favor of Lender as security for any of the Loan Obligations.

                 "COMMITMENT LETTER" means collectively (i) the commitment letter issued by Lender and accepted by Borrower dated October 14, 1996 and
(ii) the master commitment letter issued by Lender and accepted by Borrower dated.

                 "DEBT SERVICE COVERAGE FOR THE NURSING HOME" means a ratio in which the first number is the sum of pre-tax income of the Borrower from the operations of the Nursing Home as set forth in the quarterly statements provided to Lender (without deduction for Actual Management Fees paid or incurred), calculated based upon the preceding twelve (12) months (or such lesser period as shall have elapsed following the closing of the Loan), plus interest expense and non-cash expenses or allowances for depreciation and amortization of the Nursing Home for said period, less either Assumed Management Fees or Actual Management Fees (based upon the covenant to which such definition relates) and the second number is the sum of the current portion of the Long Term Debt incurred for the benefit of the Nursing Home (including Long Term Debt attributable to the Loan but excluding



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the outstanding principal balance of the Loan due on the Maturity Date) plus the interest expenses for the Nursing Home (including interest on the Loan) for the applicable period. In calculating "pre-tax income," Extraordinary Income and Extraordinary Expenses shall be excluded.

                 "DEFAULT" means the occurrence or existence of any event which, but for the giving of notice or expiration of time or both, would constitute an Event of Default.

                 "DEFAULT RATE" means a per annum rate equal to four percentage points (4%) plus the LIBOR Rate (as defined in the Note).

                 "EVENT OF DEFAULT" means any "Event of Default" as defined in
Article VII hereof.

                 "EXHIBIT" means an Exhibit to this Agreement, unless the context refers to another document, and each such Exhibit shall be deemed a part of this Agreement to the same extent as if it were set forth in its entirety wherever reference is made thereto.

                 "FIRST AMERICAN DOCUMENTS" means, collectively, all documents executed by Borrower, Guarantors or any subsidiary of Borrower or Guarantors with (or in favor of) Lender and First American in connection with a certain $10,000,000.00 working capital line of credit some or all of which has been or will be funded by First American.

                 "GAAP" means, as in effect from time to time, generally accepted accounting principles consistently applied as promulgated by the American Institute of Certified Public Accountants.

                 "GUARANTY AGREEMENT" means collectively (i) that certain Guaranty Agreement of even date herewith from Advocat to Lender, (ii) that certain Guaranty Agreement of even date herewith from DLC to Lender, and (iii) that certain Guaranty Agreement of even date herewith from all other Subsidiaries to Lender (the foregoing guarantors hereinafter the "Guarantors").

                 "IMPROVEMENTS" means all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Property, including, but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, carpeting and other floor coverings, water heaters, awnings and storm sashes, and cleaning apparatus which are or shall be attached to the Property or said buildings, structures or improvements.



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                 "LIEN" means any voluntary or involuntary mortgage, security deed, deed of trust, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind, including those contemplated by or permitted in this Agreement and the other Loan Documents.

                 "LOAN" means the Loan in the principal sum of $745,000.00 made by Lender to Borrower as of the date hereof.

                 "LOAN DOCUMENTS" means, collectively, this Agreement, the Note, the Guaranty Agreement, the Mortgage, together with any and all other documents executed by Borrower or others, evidencing, securing or otherwise relating to the Loan.

                 "LOAN OBLIGATIONS" means the aggregate of all principal and interest owing from time to time under the Note and all expenses, charges and other amounts from time to time owing under the Note, this Agreement, or the other Loan Documents and all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents.

                 "LONG TERM DEBT" means all obligations (including capital lease obligations) which are due more than one (1) year from the date as of which the computation thereof is made.

                 "MANAGEMENT AGREEMENT" means that certain Management Agreement dated December 27, 1996 between Manager and Borrower, obligating the Manager to operate and manage the Nursing Home.

                 "MANAGER" means DIVERSICARE MANAGEMENT SERVICES CO., and any successor manager of the Nursing Home approved by Lender in writing.

                 "MATURITY DATE" means December 1, 1999.

                 "MEDICAID" means that certain program of medical assistance, funded jointly by the federal government and the States, for impoverished individuals who are aged, blind and/or disabled, and for members of families with dependent children, which program is more fully described in Title XIX of the Social Security Act (42 U.S.C. Section Section 1396 et seq.) and the regulations promulgated thereunder.

                 "MEDICARE" means that certain federal program providing health insurance for eligible elderly and other individuals, under which physicians, hospitals, skilled nursing homes, home health care and other providers are reimbursed for certain covered services they provide to the beneficiaries of such program, which program is more fully described in Title XVIII of



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the Social Security Act (42 U.S.C. Section 1395 et seq.) and the
regulations promulgated thereunder.

                 "MORTGAGE" means that certain Mortgage and Security Agreement of even date herewith from the Borrower in favor of or for the benefit of Lender and covering the Property.

                 "NOTE" means the Promissory Note of even date herewith in the principal amount of the Loan payable by Borrower to the order of Lender.

                 "NURSING HOME" means the nursing home facility known as "Good Samaritan Nursing Home", presently a 60-bed licensed skilled nursing facility located on the Property, as it may now or hereafter exist, together with any other general or specialized care facilities, if any (including any Alzheimer's care unit, subacute, and any assisted care living facility), now or hereafter operated on the Property.

                 "PROPERTY" means the real estate located in St. Petersburg, Pineallas County, Florida, which is more particularly described in the Mortgage, upon which the Nursing Home is located.

                 "REIMBURSEMENT CONTRACTS" means all third party reimbursement contracts for the Nursing Home which are now or hereafter in effect with respect to residents or patients qualifying for coverage under the same, including Medicare, Medicaid and private insurance agreements, and any successor program or other similar reimbursement program and/or private insurance agreements.

                 "RENTS" means all rent and other payments of whatever nature from time to time payable pursuant to leases of the Property or the Nursing Home, or for retail space or other space at the Property (including, without limitation, rights to payment earned under leases for space in the Improvements for the operation of ongoing retail businesses such as newsstands, barbershops, beauty shops, physicians' offices, pharmacies and specialty shops).


                                   ARTICLE II
                               TERMS OF THE LOAN

                                   [RESERVED]


                                  ARTICLE III
                   BORROWER'S REPRESENTATIONS AND WARRANTIES




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         To induce Lender to enter into this Agreement, and to make the Loan to
Borrower, Borrower, Advocat and the Subsidiaries represent and warrant to Lender as follows:

         3.1 TITLE TO COLLATERAL. DLC has good and marketable title to all of the Collateral, subject to no lien, mortgage, pledge, encroachment, zoning violation, or encumbrance, except those Liens permitted by this Agreement, none of which Liens materially interfere with the security intended to be provided by the Mortgage or the current use of the Property and the Improvements. All Improvements situated on the Property are situated wholly within the boundaries of the Property.

         3.2 PRIORITY OF MORTGAGE. The Mortgage constitutes a valid first lien against the real and personal property described therein, prior to all other liens or encumbrances, including those which may hereafter accrue, excepting only those Liens permitted by this Agreement or those "Permitted Encumbrances" specifically set forth in the Mortgage, none of which Permitted Encumbrances materially interfere with the security intended to be provided by the Mortgage or the current use of the Property and the Improvements.

         3.3 MANAGEMENT AGREEMENT. The Management Agreement is in full force and effect and there are no defaults (either monetarily or non-monetarily) by the Manager or Borrower thereunder.



                                   ARTICLE IV
                       AFFIRMATIVE COVENANTS OF BORROWER

         Borrower, Advocat and the Subsidiaries agree with and covenant unto the Lender that until the Loan Obligations have been paid in full, Borrower, Advocat and the Subsidiaries shall:

         4.1 FINANCIAL AND OTHER INFORMATION. Provide Lender, and cause the Guarantors and the Manager to provide to Lender, the following financial statements and information on a continuing basis during the term of the Loan:

                 a. Within one hundred twenty (120) days after the end of the fiscal years of the Borrower and Guarantors, audited and consolidated financial statements of Borrower and Guarantors, prepared by a nationally recognized accounting firm or independent certified public accountant acceptable to Lender, which statements shall be prepared in accordance with GAAP, and shall include a balance sheet and a statement of income and expenses for the year then ended, certified by the chief financial officer of Borrower and Guarantors, as the case may be, to be true and correct.




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                 b.       Within one hundred twenty (120) days after the end of
the fiscal year of the Manager, audited and consolidated financial statements of the Manager prepared by a nationally recognized accounting firm or independent certified public accountant acceptable to Lender, which statements shall be prepared in accordance with GAAP, and shall include a balance sheet and a statement of income and expenses for the year then ended, certified by a financial officer of Manager to be true and correct.

                 c. Within forty-five (45) days after the end of each month, unaudited monthly financial statements of the Borrower and of the operations of the Nursing Home, prepared in accordance with GAAP, which such statements shall include a balance sheet and statement of income and expenses for the month then ended, certified by a financial officer of the Borrower to be true and correct.

                 d. Within forty-five (45) days of the end of each calendar quarter, unaudited financial statements of the Guarantors, prepared in accordance with GAAP, which such statements shall include a balance sheet and statement of income and expenses for the quarter then ended, certified by a chief financial officer of the Guarantors to be true and correct.

                 e. Within forty-five (45) days of the end of each calendar quarter, unaudited financial statements of the Manager, prepared in accordance with GAAP, which such statements shall include a balance sheet and statement of income and expenses for the quarter then ended, certified by a financial officer of the Manager to be true and correct.

                 f. Within forty-five (45) days of the end of each calendar quarter, a statement of the number of bed days available and the actual patient days incurred for the quarter, together with quarterly census information of the Nursing Home as of the end of such quarter in sufficient detail to show patient-mix (i.e., private, Medicare, Medicaid, and V.A.) on a daily average basis for such year through the end of such quarter, certified by the chief financial officer of Borrower to be true and correct. Such statements of the Nursing Home shall be accompanied by the Summary of Financial Statements and Census Data attached hereto as Exhibit "A".

                 g. As soon as available, but in no event more than thirty (30) days after the filing deadline, as may be extended from time to time, copies of all federal, state and local tax returns of Borrower and Guarantors, together with all supporting documentation and required schedules.

                 h. Within ten (10) days of filing or receipt, all Medicaid cost reports and any amendments thereto filed with



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respect to the Nursing Home, and all responses, audit reports, or other inquiries with respect to such cost reports.

                 i. Within ten (10) days of receipt, a copy of the Medicaid Rate Calculation Worksheet (or the equivalent thereof) issued by the appropriate Medicaid Agency for the Nursing Home.

                 j. Within ten (10) days of receipt, copies of all licensure and certification survey reports and statements of deficiencies with a copy of the Borrower's correction response, as executed and delivered to the appropriate party, attached thereto.

                 k. Within three (3) days of receipt, any and all notices (regardless of form) from any and all licensing and/or certifying agencies that the Nursing Home license and/or the Medicare and/or Medicaid certification of the Nursing Home is being downgraded to a substandard category, revoked, or suspended or that any such action is pending.

                 l. Upon Lender's request, evidence of payment by Borrower or Manager of any applicable provider bed taxes or similar taxes, which taxes Borrower agrees to pay.

                 m. If requested by Lender, within fifteen (15) days of Lender's request, an aged accounts receivable report of the Nursing Home in sufficient detail to show amounts due from each class of patient-mix (i.e., private, Medicare, Medicaid and V.A.) by the account age classifications of 30 days, 60 days, 90 days, 120 days, and over 120 days.

                 n. Within forty-five (45) days of the end of each calendar quarter, a certificate of the chief financial officer of the Borrower, Guarantors and Manager confirming compliance with the covenants and requirements set forth above.

         The Lender reserves the right to require that the annual financial statements of the Borrower, Guarantors and Manager be audited and prepared by a nationally recognized accounting firm or independent certified public accountant acceptable to Lender if (i) an Event of Default exists, or (ii) if Lender has reasonable grounds to believe that the unaudited financial statements do not accurately represent the financial condition of the Borrower, Guarantors or Manager as the case may be.

         The Lender further reserves the right to require such other financial information of Borrower, Guarantors, Manager and/or the Nursing Home, in such form and at such other times (including monthly or more frequently) as Lender shall deem necessary, and Borrower agrees promptly to provide or to cause to be provided, such information to Lender. All financial statements must be in the form and detail as Lender may from time to time reasonably request.



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         4.2     COMPLIANCE CERTIFICATE.  At the time of furnishing the
quarterly operating statements required under the foregoing Section, furnish to Lender a compliance certificate in the form attached hereto as Exhibit "B" executed by its chief financial officer.

         4.3     DEBT SERVICE COVERAGE REQUIREMENTS.

                 (a) Commencing with the closing of the Loan and thereafter on the first day of each fiscal quarter, provide evidence to Lender within fifteen (15) days of such date of the achievement and maintenance of the following quarterly Debt Service Coverage ratios based upon operations for the previous twelve (12) months:

                          (i) a Debt Service Coverage for the Nursing Home, after deduction of Actual Management Fees, of not less than
                 1.0 over 1.0;

                          (ii) a Debt Service Coverage for the Nursing Home, after deduction of Assumed Management Fees, of not less than
                 1.10 over 1.0; and

                          (iii )  a combined Debt Service Coverage for the
                 combined operations of the Nursing Home, Afton Oaks Nursing Home of Houston, Texas, Pinedale Nursing Home of Newport, Arkansas, and Windsor House Nursing Home of Huntsville, Alabama, after deduction of Assumed Management Fees, of not less than 1.25 over 1.0.

                 (b) If DLC fails to achieve or provide evidence of achievement of the above Debt Service Coverages upon fifteen (15) days written notice to DLC, Borrower and the Guarantors will deposit with Lender additional cash or other liquid collateral in an amount which, when added to the first number of the debt service coverage calculation, would have resulted in the noncomplying debt service requirement having been satisfied. If such failure continues for two (2) consecutive quarters, on the third consecutive quarter, if DLC again fails to achieve or provide evidence of the achievement of the Debt Service Coverages required above, upon fifteen (15) days written notice to DLC, Borrower and the Guarantors will deposit with Lender additional cash or other liquid collateral (with credit for amounts currently being held by Lender pursuant to the foregoing sentence), in an amount which, if the same had been applied on the first (1st) day of such twelve (12) month period (or such lesser period as shall have elapsed following the closing of the Loan) to reduce the outstanding principal indebtedness of the Loan Obligations, would have resulted in the noncomplying debt service coverage requirement having been satisfied, and Borrower and the Guarantors agree promptly to provide such additional cash or other liquid collateral. Such additional collateral shall constitute and will be held by the Lender in a standard custodial



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account, and shall constitute additional Collateral for the Loan Obligations and, upon the occurrence of an Event of Default, may be applied by the Lender, in such order and manner as the Lender may elect, to the reduction of the Loan Obligations. Borrower and the Guarantors shall not be entitled to any interest earned on such additional Collateral. Provided that there is no outstanding Default or Event of Default, such additional Collateral which has not been applied to the Loan Obligations will be released by the Lender at such time as DLC provides the Lender with evidence that the required debt service coverage requirements outlined above have been achieved and maintained (without regard to any cash deposited pursuant to this Section 4.11) as of the end of each of two (2) consecutive quarters.

         4.4 CAPITAL EXPENDITURES. Cause DLC to make minimum capital expenditures for the Nursing Home in each fiscal year, in the amount of not less than $250 per bed (which such capital expenditures may include ordinary repairs needed to maintain or improve the conditions of the Nursing Home), and within forty-five (45) days of the end of such fiscal year, to provide evidence thereof satisfactory to Lender. In the event that DLC shall fail to do so, Borrower and the Guarantors shall, upon Lender's written request, immediately establish and maintain a capital expenditures reserve fund with Lender equal to the difference between the required amount per bed and the amount per bed actually spent by DLC. Borrower and Guarantors grant to Lender a right of setoff against all moneys in the capital expenditures reserve fund, and Borrower shall not permit any other Lien to exist upon such fund. The proceeds of such capital expenditures reserve fund will be disbursed upon Lender's receipt of satisfactory evidence that DLC has made the required capital expenditures. Upon Borrower's failure to adequately maintain the Nursing Home in good condition, Lender may, but shall not be obligated to, make such capital expenditures and may apply the moneys in the capital expenditures reserve fund for such purpose. To the extent there are insufficient moneys in the capital expenditures reserve fund for such purposes, all funds advanced by Lender to make such capital expenditures shall constitute a portion of the Loan Obligations, shall be secured by the Mortgage and shall accrue interest as the Default Rate (defined in the Note) until paid. Upon an Event of Default, Lender may apply any moneys in the capital expenditures reserve fund to the Loan Obligations, in such order and manner as Lender may elect. Routine maintenance and repair expenses which are necessary to improve or maintain the physical condition of the Nursing Home shall count towards the capital expenditures requirement. For any partial fiscal year during which the Loan is outstanding, the required expenditure amount shall be prorated by multiplying the required amount per bed amount by a fraction, the numerator of which is the number of days during such year for which all or part of the Loan is outstanding and the denominator of which is the number of days in such year.




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                               ARTICLES V AND VI

                                   [RESERVED]


                                  ARTICLE VII
                         EVENTS OF DEFAULT AND REMEDIES

         7.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

                 a. A default under the First American Documents or under the Master Loan Agreement or any document executed in favor of Lender and/or First American by Borrower, Advocat or a Subsidiary in connection with the Loan or any other loan made or to be made by Lender and/or First American to Borrower, Advocat or the Subsidiaries; or

                 b. The failure of Borrower, Advocat or the Subsidiaries properly and timely in any material respect to perform or observe any covenant or condition set forth in this Agreement or any other Loan Documents which is susceptible of being cured and is not cured within any applicable cure period as set forth herein or, if no cure period is specified therefor, is not cured within thirty (30) days of Lender's notice to Borrower of such Default; or

                 c. The failure of DLC to take the corrective measures required in this Agreement within the time periods specified following Lender's demand because the Debt Service Coverage for the Nursing Home has not been met; or

         Notwithstanding anything in this Section or in the Master Loan Agreement, all requirements of notice shall be deemed eliminated if Lender is prevented from declaring an Event of Default by bankruptcy or other applicable law. The cure period, if any, shall then run from the occurrence of the event or condition of Default rather than from the date of notice.

         7.2 REMEDIES. Upon the occurrence of any one or more of the foregoing Events of Default, the Lender may, at its option:

                 a. Declare the entire unpaid principal of the Loan Obligations and all other obligations of Borrower, Advocat and the Subsidiaries to Lender in connection with the Master Loan Agreement, whether now existing or hereinafter incurred whether evidenced by notes, guaranties or other instruments, to be, and the same shall thereupon become, immediately due and payable, without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived.



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                 b.       Proceed to protect and enforce its rights by action
at law (including, without limitation, bringing suit to reduce any claim to judgment), suit in equity and other appropriate proceedings including, without limitation, for specific performance of any covenant or condition contained in this Agreement.

                 c. Exercise any and all rights and remedies afforded by the laws of the United States, the states in which any of the Property or other Collateral is located or any other appropriate jurisdiction as may be available for the collection of debts and enforcement of covenants and conditions such as those contained in this Agreement and the Loan Documents.

                 d. Exercise its rights and remedies pursuant to any other Loan Documents and pursuant to the Master Loan Agreement.


                                  ARTICLE VIII
                                 MISCELLANEOUS

         8.1 WAIVER. No remedy conferred upon, or reserved to, the Lender in this Agreement or any of the other Loan Documents is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity. Exercise of or omission to exercise any right of the Lender shall not affect any subsequent right of Lender to exercise the same. No course of dealing between Borrower, Advocat or the Subsidiaries, jointly and severally and Lender or any delay on the Lender's part in exercising any rights shall operate as a waiver of any of the Lender's rights. No waiver of any Default under this Agreement or any of the other Loan Documents shall extend to or shall affect any subsequent or other then existing Default or shall impair any rights, remedies or powers of Lender.

         8.2 INDEMNIFICATION. Borrower, Advocat or the Subsidiaries, jointly and severally shall, at their sole cost and expense, protect, defend, indemnify and hold harmless the Indemnified Parties (defined below) from and against all any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) imposed upon or incurred by or asserted against Lender by reason of (a) ownership of the Note, the Mortgage, the Property or any interest therein or receipt of any Rents (as defined in the Mortgage); (b) any amendment to, or restructuring of, the Loan Obligations and/or any of the Loan



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Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of the Mortgage or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any Guarantors and/or any partner, joint venturer, member or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding;
(d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property, the Improvements or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property, the Improvements or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(f) any failure on the part of Borrower or the Guarantors to perform or comply with any of the terms of this Agreement or any of the other Loan Documents; (g) any claims by any broker, person or entity claiming to have participated in arranging the making of the Loan evidenced by the Note; (h) any failure of the Property to be in compliance with any applicable laws; (i) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in the Lease Agreement or any replacement or renewal thereof or substitution therefor; (j) performance of any labor or services or the furnishing of any materials or other property with respect to the Property, the Improvements or any part thereof, (k) the failure of any person to file timely with the internal revenue service an accurate Form 1099-b, statement for recipients of proceeds from real estate, broker and barter exchange transactions, which may be required in connection with the Mortgage, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which the Loan is made; (l) any material misrepresentation made to Lender in this Agreement or in any of the other Loan Documents; (m) any tax on the making and/or recording of the Mortgage, the Note or any of the other Loan Documents; (n) the violation of any requirements of the Employee Retirement Income Security Act of 1974, as amended; (o) any fines or penalties assessed or any corrective costs incurred by Lender if the Nursing Home or any part of the Property is determined to be in violation of any covenants, restrictions of record, or any applicable laws, ordinances, rules or regulations; or (p) the enforcement by any of the Indemnified Parties of the provisions of this Section 8.4. Any amounts payable to Lender by reason of the application of this Section 8.4, shall become immediately due and payable, and shall constitute a portion of the Loan Obligations, shall be secured by the Mortgage and shall accrue interest at the Default Rate (as defined in the Note). The obligations and liabilities of Borrower and the Guarantors under this Section 8.4 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or exercise of a power of sale or delivery of a deed in lieu of foreclosure of the Mortgage.
For purposes of this Section 8.4, the term "Indemnified Parties" means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan, any Person in whose name the encumbrance created by the Mortgage is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan (including, without limitation, any investor in any securities backed in whole or in part by the Loan) as well as the respective directors, officers, shareholder, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, without limitation, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Mortgage or as a part of or following a foreclosure of the Loan and including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

         8.3 SURVIVAL OF COVENANTS. All covenants, agreements, representations and warranties made herein and in certificates or reports delivered pursuant hereto shall be deemed to have been material and relied on by Lender, notwithstanding any investigation made by or on behalf of Lender, and shall survive the execution and delivery to Lender of the Note and this Agreement.

         8.4 NOTICES, ETC. Any notice or other communication required or permitted to be given by this Agreement shall be given in the manner provided in the Master Loan Agreement.

         8.5 BENEFITS. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. No Person other than the parties hereto shall be entitled to rely upon this Agreement or be entitled to the benefits of this Agreement.

         8.6 SUPERSEDES PRIOR AGREEMENTS; COUNTERPARTS. This Agreement and the instruments referred to herein supersede and incorporate all representations, promises, and statements, oral or written, made by Lender in connection with the Loan. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of the Lender. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

         8.7 LOAN AGREEMENT GOVERNS. The Loan is governed by terms and provisions set forth in this Loan Agreement and the other

Loan Documents and in the event of any irreconcilable conflict between the terms of the other Loan Documents or the Master Loan Agreement and the terms of this Loan Agreement, the terms of this Loan Agreement shall control; provided, however, in the event there is any apparent conflict between any particular term or provision which appears in both this Loan Agreement and the other Loan Documents or the Master Loan Agreement and it is possible and reasonable for the terms of both this Loan Agreement and the Loan Documents or the Master Loan Agreement to be performed or complied with then notwithstanding the foregoing all of the terms of this Loan Agreement, the Master Loan Agreement and the other Loan Documents shall be performed and complied with.

         8.8 CONTROLLING LAW. THE PARTIES HERETO AGREE THAT THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE AND THE PARTIES HERETO SUBMIT (AND WAIVE ALL RIGHTS TO OBJECT) TO NON-EXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF TENNESSEE, FOR THE ENFORCEMENT OF ANY AND ALL OBLIGATIONS UNDER THE LOAN DOCUMENTS EXCEPT THAT IF ANY SUCH ACTION OR PROCEEDING ARISES UNDER THE CONSTITUTION, LAWS OR TREATIES OF THE UNITED STATES OF AMERICA, OR IF THERE IS A DIVERSITY OF CITIZENSHIP BETWEEN THE PARTIES THERETO, SO THAT IT IS TO BE BROUGHT IN A UNITED STATES DISTRICT COURT, IT SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE OR ANY SUCCESSOR FEDERAL COURT HAVING ORIGINAL JURISDICTION.

         8.9 WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be properly executed as of the date first above written.

WITNESS:                                           BORROWER:

                                                   DIVERSICARE MANAGEMENT SERVICES, CO.,
                                                   a Tennessee corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President



                                                   LENDER:

WITNESS:                                           GMAC COMMERCIAL MORTGAGE CORPORATION,
                                                   a California corporation



/s/ S.J. Sumner                                    By:           /s/ William E. Shine [Seal]
------------------------------                        ------------------------------------------
                                                                 William E. Shine
                                                                 Executive Vice President


WITNESS:                                           GUARANTORS:

                                                   ADVOCAT INC.,
                                                   a Delaware corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                                   MARY MARGARET HAMLETT
    Assistant Secretary                                   Executive Vice President

WITNESS:                                           DIVERSICARE LEASING CORP.,
                                                   a Tennessee corporation


/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President


                                                   ADVOCAT ANCILLARY SERVICES, INC.,
                                                   a Tennessee corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President



                                                   DIVERSICARE
                                                   CANADA MANAGEMENT
                                                   SERVICES CO., INC., an Ontario,
                                                   Canada corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President



                                                   DIVERSICARE GENERAL PARTNER, INC.,
                                                   a Texas corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President



                                                   FIRST AMERICAN HEALTH CARE, INC.,
                                                   an Alabama corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President



                                                   ADVOCAT DISTRIBUTION SERVICES, INC.,
                                                   a Tennessee corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President

                                                   ADVOCAT FINANCE, INC., a Delaware
                                                   corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President



                                                   DIVERSICARE LEASING CORP. OF
                                                   ALABAMA, INC., an Alabama
                                                   corporation

/s/ C. Patrick Williams                            By:           /s/ Mary Margaret Hamlett [Seal]
------------------------------                        ------------------------------------------
    C. PATRICK WILLIAMS                               Printed:   MARY MARGARET HAMLETT
    Assistant Secretary                               Title:     Executive Vice President

STATE OF TENNESSEE )
COUNTY OF DAVIDSON )


                 I, a Notary Public of the County and State aforesaid, certify that Mary Margaret Hamlett personally appeared before me this day and acknowledged that she is the Executive Vice President of Diversicare Management Services, Co., a Tennessee corporation, the Executive Vice President of Diversicare Leasing Corp., a Tennessee corporation, the Executive Vice President of Advocat Inc., a Delaware corporation, the Executive Vice President of Advocat Ancillary Services, Inc., a Tennessee corporation, the Executive Vice President of Diversicare Canada Management Services Co., Inc., an Ontario, Canada corporation, the Executive Vice President of Diversicare General Partner, Inc., a Texas corporation, the Executive Vice President of First American Health Care, Inc., an Alabama corporation, the Executive Vice President of Advocat Distribution Services, Inc., a Tennessee corporation, the Executive Vice President of Advocat Finance, Inc., a Delaware corporation, the Executive Vice President of Diversicare Leasing Corp. of Alabama, Inc., an Alabama corporation, and that by authority duly given and as an act of said corporation, the foregoing instrument was signed and sealed by him in the name of and on behalf of said corporation.

                 Witness my hand and notarial stamp or seal this 27 day of December, 1996.



                                     /s/ Sarah Gwaltney
                                     ----------------------------------------
                                     Notary Public

                                     My Commission Expires: 9-26-98


                                     (STAMP OR SEAL)

STATE OF ALABAMA    )
COUNTY OF JEFFERSON )


         I, a Notary Public of the County and State aforesaid, certify that William E. Shine personally appeared before me this day and acknowledged that he is Executive Vice President of GMAC Commercial Mortgage Corporation, a California corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed and sealed by him, as Executive Vice President, in the name of and on behalf of the corporation.

 Witness my hand and notarial stamp or seal this 19th day of December, 1996.


                                       NICOLE S. DANIELS
                                       ------------------------------------
                                       Notary Public

                                       My Commission Expires: 8-21-97
                                                             -------------

                                       (STAMP OR SEAL)